                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

     Check the appropriate box:

      /X/        Preliminary Proxy Statement

      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14A-6(E)(2))

      / /        Definitive Proxy Statement

      / /        Definitive Additional Materials

      / /        Soliciting Material Pursuant to Section240.14a-12

                                       RS INVESTMENT TRUST
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)


      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     paid previously. Identify the previous filing by registration statement
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

                               RS INVESTMENT TRUST
                                388 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94111


                                                             September ___, 2001


Dear Shareholder:

     As you know, RS Money Market Fund (the "Fund") invests all of its assets in Money Market Master Portfolio (the "Master Portfolio"), a series of Master Investment Portfolio (the "Master Trust"). The Master Portfolio is asking its shareholders to vote on certain matters described in the enclosed Request for Shareholder Instruction. As a shareholder in the Master Portfolio, the Fund is entitled to vote its Master Portfolio shares on these proposals. If you would like, in turn, to instruct the Fund as to the manner in which those shares should be voted, you should complete the enclosed Instruction Form and return it to the Fund. A proportionate number of shares held by the Fund in the Master Portfolio will be voted in accordance with your instructions.

     Shareholders of record as of the close of business on September __, 2001, are entitled to provide instructions with respect to the proposals being made by the Master Portfolio.

     We look forward to hearing from you.

                                                    Very truly yours,

                                                    /s/ G. Randall Hecht
                                                    --------------------
                                                    PRESIDENT

September __, 2001

                               RS INVESTMENT TRUST
                                388 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94111

                         ------------------------------

                      REQUEST FOR SHAREHOLDER INSTRUCTION

                         ------------------------------

     The enclosed Instruction Form is being provided by RS Investment Trust (the "Trust") to shareholders of RS Money Market Fund (the "Fund"). The Fund invests all of its assets in Money Market Master Portfolio (the "Master Portfolio"), a series of Master Investment Portfolio (the "Master Trust"). The Master Portfolio is asking its shareholders to vote on certain matters described in this Request for Shareholder Instruction.

     As a shareholder in the Master Portfolio, the Fund is entitled to vote its Master Portfolio shares on these proposals at a Meeting of Interestholders of the Master Trust to be held November 16, 2001 (the "Meeting"). Shareholders of record of the Fund at the close of business on September ___, 2001 (the "Record Date") are, in turn, entitled to provide instructions to the Fund regarding the manner in which the Fund will vote on these proposals. This Request for Shareholder Instruction provides information which you may find useful in providing such instructions; the Request and related materials are first being made available to shareholders on or about September __, 2001.

     For your instructions to be counted in determining how the Fund will vote on the proposals, we must receive your properly executed Instruction Form, which is included with these materials, by November __, 2001. You may revoke your instructions at any time before November __, 2001 by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary).

     If the Fund receives instructions to approve, disapprove, or abstain with respect to a proposal, it will vote the corresponding interests held by it in the Master Portfolio to approve, disapprove, or abstain as to that proposal.

     THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR THE FUND'S FISCAL YEAR ENDED DECEMBER 31, 2000 AND A COPY OF THE FUND'S SEMIANNUAL REPORT FOR THE SIX-MONTH PERIOD ENDING JUNE 30, 2001. PLEASE DIRECT ANY SUCH REQUESTS BY TELEPHONE TO THE TRUST AT 1-800-766-FUND OR BY WRITING TO THE TRUST AT 388 MARKET STREET, SAN FRANCISCO, CALIFORNIA 94111.

     As of the Record Date, there were outstanding ______________ shares of the Fund. [To the Trust's knowledge, no person owned beneficially more than 5% of the outstanding shares of the Fund at the Record Date.]

     Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, California, 94105, serves as investment adviser to the Master Portfolio. RS Investment Management, L.P. ("RSIM, L.P."), 388 Market Street, San Francisco, California, 94111, would serve as investment adviser to the Fund in the event that the Fund were to cease investing substantially all of its assets in the Master Portfolio. (RSIM, L.P., and RS Investment Management, Inc., an affiliate of RSIM, L.P., are collectively referred to in this Request for Shareholder Instruction sometimes as "RS Investments.") RSIM, L.P. also serves as administrator to the Fund. PFPC Distributors ("PFPC"), 400 Bellevue Parkway, Wilmington, DE, 19809, is the Fund's principal underwriter.

     THE INFORMATION THAT FOLLOWS REGARDING EACH OF THE PROPOSALS TO BE CONSIDERED BY SHAREHOLDERS OF THE MASTER PORTFOLIO HAS BEEN PROVIDED TO THE FUND BY THE MASTER TRUST. THE TRUSTEES OF RS INVESTMENT TRUST WERE NOT CONSULTED AS TO ANY OF THE PROPOSALS AND ARE MAKING NO RECOMMENDATION AS TO THE PROPOSALS. YOU ARE NOT BEING ASKED TO CONSIDER THE ELECTION OF TRUSTEES OF RS INVESTMENT TRUST OR ANY CHANGE TO THE INVESTMENT OBJECTIVE OR POLICIES OF THE FUND. HOWEVER, SINCE THE FUND CURRENTLY INVESTS ALL OF ITS ASSETS IN THE MASTER PORTFOLIO, ANY CHANGE TO THE INVESTMENT OBJECTIVE OR POLICIES OF THE MASTER PORTFOLIO COULD HAVE AN INDIRECT EFFECT ON THE FUND.

                             I. ELECTION OF TRUSTEES

NOMINEES FOR TRUSTEES OF THE MASTER TRUST.

     For the election of Trustees at the Meeting, the Board of Trustees of the Master Trust (the "Master Board") has approved the nomination of Mary G.
F. Bitterman, Jack S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, each to serve as Trustee until he or she resigns, retires or his or her successor is elected and qualified. Messrs. Euphrat, Feltus, Hughes and Soong currently serve as Trustees of the Master Trust and as Directors of Barclays Global Investors Funds, Inc. ("BGIF"), a separate investment company affiliated with the Master Trust (BGIF and the Master Trust, collectively, the "Fund Complex"). Each has agreed to stand for reelection. Messrs. Euphrat, Feltus and Hughes have been Trustees of the Master Trust since its inception in 1993 and Mr. Soong was appointed as a Trustee by the Master Board on February 9, 2000. Ms. Bitterman, Mr. Kranefuss and Mr. Lyons are being proposed for election as new Trustees to fill existing vacancies, and are not presently serving as Trustees. Mr. Lyons is currently serving as a Trustee of iShares Trust, which is another investment company advised by Barclays Global Fund Advisers ("BGFA"). Mr. Kranefuss is the Chief Executive Officer of the Individual Investor Business of Barclays Global Investors, N.A. ("BGI"), which is a co-administrator for the Master Portfolio. Ms. Bitterman is President and Chief Executive Officer of KQED, Inc. The election of Ms. Bitterman and Messrs. Kranefuss and Lyons would expand the size of the Board from four to seven members. No Trustee or nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Trustee or nominee have an interest materially adverse to the Trust.

     If a quorum is present at the Meeting, the affirmative vote of a plurality of votes cast, voted in person or by proxy at the Meeting, is required for the election of each Trustee.

                                     NOMINEES STANDING FOR REELECTION

                                                                              PRINCIPAL OCCUPATION
     NAME, ADDRESS AND AGE                        POSITION(S)                DURING PAST FIVE YEARS
JACK S. EUPHRAT, 79                                 Trustee        Private Investor.
415 Walsh Road
Atherton, CA  94027

W. RODNEY HUGHES, 74                                Trustee        Private Investor.
31 Dellwood Court
San Rafael, CA  94901

LEO SOONG, 55                                       Trustee        Managing Director of Crystal Geyser Roxane Water
Crystal Geyser Water Co.                                           Co.; Board Chair and Director of KQED, Inc.
55 Francisco Street, Suite 410                                     (until 1998); Co-Founder of Crystal Geyser Water
San Francisco, CA  94133                                           Co.; President and Director of Crystal Geyser
                                                                   Water Co. (until 1999).

R. GREG FELTUS*, 50                            Trustee, Chairman   Executive Vice President of Stephens Inc.;
Stephens Inc.                                    and President     President of Stephens Insurance Services, Inc.;
111 Center Street, Suite 300                                       President of Investors Brokerage Insurance Inc.;
Little Rock, AR  72201                                             and Manager of Private Client Group.

----------
* An "interested person" of the Master Trust, as defined in the 1940 Act.

                                        NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

                                                                                  PRINCIPAL OCCUPATION
           NAME, ADDRESS AND AGE                   POSITION                      DURING PAST FIVE YEARS
MARY G. F. BITTERMAN, 57                            Trustee        President and Chief Executive Officer of KQED,
KQED, Inc.                                                         Inc.; Director of Pacific Century Financial
2601 Mariposa Street                                               Corporation/Bank of Hawaii.
San Francisco, CA  94110

RICHARD K. LYONS, 40                                Trustee        Professor, University of California,  Berkeley;
350 Barrows Hall                                                   Haas School of Business; Member, Council on
Haas School of Business                                            Foreign Relations; Director of Matthews
Berkeley, CA 94720                                                 International Funds; Director of iShares Trust.

LEE T. KRANEFUSS, 39*                               Trustee        Chief Executive Officer of the Individual
45 Fremont Street                                                  Investor Business of Barclays Global Investors,
San Francisco, CA 94105                                            N.A.; The Boston Consulting Group (until 1997).

*An "interested person" of the Trust as defined in the 1940 Act.

INTEREST OWNERSHIP BY THE TRUSTEES.

     As of December 31, 2000, Trustees of the Trust as a group beneficially owned less than 1% of the outstanding interests in the Trust.

BOARD MEETINGS AND COMMITTEES.

The standing committees of the Master Board are the Audit Committee and the Nominating Committee.

The current members of the Audit Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Audit Committee's primary responsibilities are:

- to oversee the Master Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

- to review the results of the annual audits of the financial statements of each of the Master Trust's master portfolios;

- to interact with each of the master portfolios' independent auditors on behalf of the full Master Board.

     The current members of the Nominating Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Nominating Committee is responsible for considering and recommending to the Master Board a slate of persons to be nominated for election as Trustees by the interestholders at each annual meeting of interestholders and a person to be elected to fill any vacancy occurring for any reason on the Master Board.

     The Nominating Committee will consider nominees recommended by an interestholder to serve as Trustee, provided (i) that such person was an interestholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the Master Board, as applicable, shall make the final determination of persons to be nominated.

     The most recent fiscal year for the Master Portfolio ended on December 31, 2000. During such fiscal year, the Master Board held four regular Board meetings. In addition, the Audit Committee held three meetings and the Nominating Committee held one meeting.

     All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Master Board or applicable committee held during the fiscal year ended December 31, 2000. Currently, 75% of the Master Board members are disinterested and, if the additional Board nominees are elected by shareholders, that percentage will decrease to approximately 70%.

TRUSTEE COMPENSATION.

     Trustees of the Master Trust are entitled to receive an annual retainer of $20,000 to be (i) allocated between the Master Trust and BGIF, (ii) payable quarterly, and (iii) calculated on a pro-rata basis if a Trustee only serves for a portion of a year. In addition, the Master Trust and BGIF pay each Trustee a combined fee of $1,000 for attendance at each meeting of the Boards of Trustees of the Master Trust and BGIF, and a combined fee of $250 for attendance at each meeting of a committee of the Boards. Furthermore, each Trustee is entitled to be reimbursed for all reasonable travel expenses incurred by him or her in connection with such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Master Trust, BGIF, or any other investment company advised by BGFA (the "Fund Complex").

                               COMPENSATION TABLE

     The following table sets forth the compensation received by the Trustees for their services to the Master Trust and the Fund Complex during the most recent calendar year ended December 31, 2000.

                                                    AGGREGATE                       TOTAL COMPENSATION
                                                  COMPENSATION                           FROM THE
NAME AND POSITION                                FROM THE TRUST                        FUND COMPLEX
Jack S. Euphrat                                      $12,500                              $25,000
   Trustee

R. Greg Feltus                                         $ 0                                  $ 0
   Trustee

W. Rodney Hughes                                     $12,500                              $25,000
   Trustee

Leo Soong*                                           $10,678                              $21,357
   Trustee

Richard K. Lyons**                                     $0                                 $41,000
   Nominee for Trustee

--------------------------
*  Appointed to the Boards of the Trust and BGIF on February 9, 2000.

** Serves as Trustee for iShares Trust, a separate investment company advised by BGFA.

THE BOARD OF TRUSTEES OF THE MASTER TRUST RECOMMENDS A VOTE "FOR" ALL NOMINEES

        II. CONVERTING THE INVESTMENT OBJECTIVE OF THE MASTER PORTFOLIO
                      FROM FUNDAMENTAL TO NON-FUNDAMENTAL

     The investment objective of the Master Portfolio is "to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term investments."

     This investment objective currently is fundamental and requires shareholder approval prior to any change. The Master Board believes that if shareholders approve converting the Master Portfolio's investment objective from fundamental to non-fundamental, the Master Board would have the flexibility to reword the investment objective in a way that more clearly explains the objective that the Master Portfolio is pursuing. The Master Board's flexibility would also extend to changing the substance of the investment objective or the strategies being pursued, although the Master Board has no plans to do so and such a change would be considered a "non-routine" event.

     The Master Board believes that shareholders of the Fund will benefit from this proposed change because the change will enable the Master Board to revise the Master Portfolio's investment objective without incurring the time and costs associated with a shareholder vote. The Master Board believes that this approach provides the Master Board the necessary flexibility to respond to changes in the marketplace, and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry.

THE BOARD OF TRUSTEES OF THE MASTER TRUST RECOMMENDS A VOTE "FOR" THIS
PROPOSAL

          III. AMENDING CERTAIN OF THE MASTER PORTFOLIO'S FUNDAMENTAL
               INVESTMENT POLICIES AND CONVERTING CERTAIN OTHERS
                    TO NON-FUNDAMENTAL INVESTMENT POLICIES

     The Investment Company Act of 1940 (the "1940 Act") requires investment companies (such as the Master Trust) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of BGFA, the Master Trust's investment adviser.

     Since the Master Trust was established in 1993, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, the Master Portfolio continues to be subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Master Board has authorized the submission to the Master Portfolio's interestholders for their approval the amendment and/or reclassification of certain of the Master Portfolio's fundamental policies.

     In the view of the Master Board, the proposed modifications would:

1. simplify, streamline, and create more flexibility under, as well as standardize, the fundamental policies that are required to be stated under the 1940 Act; and

2. reclassify as non-fundamental operating policies those fundamental policies that are not required to be fundamental under the 1940 Act.

     By reducing the number of policies that can be changed only by interestholder vote, the Master Board believes that the Master Portfolio would be able to minimize the costs and delays associated with holding future interestholder meetings to revise fundamental policies that become outdated or inappropriate. The Master Board also believes that the investment adviser's ability to manage the Master Portfolio's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

     The proposed revised investment policies cover those areas for which the 1940 Act requires the Master Trust to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to legal, regulatory, market or technical changes. The proposed changes will not affect the Master Portfolio's investment objectives. Although the proposed changes in the fundamental policies will allow the Master Portfolio greater flexibility to respond to investment opportunities, the Master Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Master Portfolio or the manner in which the Master Portfolio is managed.

COMPARISON OF THE CURRENT AND PROPOSED POLICIES.

     The table beginning on the next page sets forth a side-by-side comparison of the Master Portfolio's current and proposed fundamental investment policies. After each proposed policy is a commentary by the Master Board that describes the proposed policy and explains the significance of the proposed change. The Master Board does not anticipate that approving these changes will result in a material change in the way the Master Trust operates the Master Portfolio at the present time.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

        CURRENT FUNDAMENTAL INVESTMENT                                       PROPOSED FUNDAMENTAL
                  POLICY                                                       INVESTMENT POLICY
 PROPOSAL 3(A):  INDUSTRY CONCENTRATION:

 The Master Portfolio may not invest 25% or more of          The Master Portfolio may not purchase the
 its total assets in the securities of issuers in any        securities of issuers conducting their principal
 particular industry or group of closely related             business activity in the same industry if,
 industries and except that, in the case of each             immediately after the purchase and as a result
 Master Portfolio, there shall be no limitation with         thereof, the value of a Master Portfolio's
 respect to investments in (i) obligations of the U.S.       investments in that industry would equal or exceed
 Government, its agencies or instrumentalities; (ii)         25% of the current value of the Master Portfolio's
 in the case of the stock portion of the Asset               total assets, provided that this restriction does
 Allocation Master Portfolio, the Bond Index, Extended       not limit a Master Portfolio's: (i) investments in
 Index, International Index, S&P 500 Index and U.S.          securities of other investment companies,
 Equity Index Master Portfolios, any industry in which       (ii) investments in securities issued or
 the index that each respective Master Portfolio             guaranteed by the U.S. Government, its agencies or
 tracks becomes concentrated to the same degree during       instrumentalities, or (iii) investments in
 the same period; (iii) in the case of the Money             repurchase agreements collateralized by U.S.
 Market Master Portfolio and the money market portion        government securities, and provided further that:
 of the Asset Allocation Master Portfolio, obligations       (a) the stock portion of the Asset Allocation
 of banks, to the extent that the U.S. Securities and        Master Portfolio, the Bond Index, Extended Index,
 Exchange Commission, by rule or interpretation,             International Index, S&P 500 Index and U.S. Equity
 permits funds to reserve freedom to concentrate in          Index Master Portfolios reserve the right to
 such obligation.                                            concentrate in any industry in which the index
                                                             that each respective Master Portfolio tracks becomes
                                                             concentrated to the same degree during the same period,
                                                             and (b) the Money Market Master Portfolio and the
                                                             money market portion of the Asset Allocation Master
                                                             Portfolio reserve the right to concentrate in the
                                                             obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or
                                                             its staff).

                                                             COMMENTARY BY THE MASTER BOARD:
                                                             The Master Board recommends the amended investment policy
                                                             for improved clarity and uniformity among each of the Master
                                                             Trust's 13 master portfolios, while maintaining the master portfolio-specific exceptions to the industry concentration restriction that are necessary for certain master portfolios, including the Money Market Master Portfolio. In addition,
                                                             the amended policy also clarifies that the Master Portfolio may invest in collateralized repurchase agreements without violating this restriction. With respect to investments in securities of other investment companies, the Master Portfolio does not have a current intention to invest in such securities.
                                                             Investments in securities of other investment companies could subject the Master Portfolio to duplicate fees and expenses.

        CURRENT FUNDAMENTAL INVESTMENT                                       PROPOSED FUNDAMENTAL
                  POLICY                                                       INVESTMENT POLICY
 PROPOSAL 3(B): DIVERSIFICATION

 The Master Portfolio may not purchase securities of         The Master Portfolio may not purchase the
 any issuer (except securities issued or guaranteed by       securities of any single issuer if, as a result,
 the U.S. Government, its agencies and                       with respect to 75% of a Master Portfolio's total
 instrumentalities) if, as a result, with respect to         assets, more than 5% of the value of its total
 75% of its total assets, more than 5% of the value of       assets would be invested in the securities of such
 the Master Portfolio's total assets would be invested       issuer or the Master Portfolio's ownership would
 in the securities of any one issuer or, with respect        be more than 10% of the outstanding voting
 to 100% of its total assets the Master Portfolio's          securities of such issuer, provided that this
 ownership would be more than 10% of the outstanding         restriction does not limit a Master Portfolio's
 voting securities of such issuer, provided that the         cash or cash items, investments in securities
 Master Portfolio may invest all its assets in a             issued or guaranteed by the U.S. Government, its
 diversified, open-end management investment company,        agencies and instrumentalities, or investments in
 or a series thereof, with substantially the same            securities of other investment companies.
 investment objective, policies and restrictions as
 the Master Portfolio, without regard to the                 COMMENTARY BY THE MASTER BOARD:
 limitations set forth in this paragraph.                    The Master Board recommends the amended investment
                                                             policy for improved clarity and uniformity among each of the
                                                             Master Trust's 13 master portfolios. Applying the 10% of
                                                             outstanding voting securities restrictions to 75%, rather than
                                                             100%, of the Money Market Master Portfolio's total assets is consistent with industry practices and consistent with the 1940
                                                             Act's definition of a "diversified" investment company. This change would allow the Master Portfolio to own a greater
                                                             ownership interest in a single issuer, which could cause the performance of the Master Portfolio to be tied more closely to the performance of such issuer. However, the Master Portfolio currently does not intend to invest its assets such that it would own 10% or more of the outstanding voting securities of any one issuer.

        CURRENT FUNDAMENTAL INVESTMENT                                       PROPOSED FUNDAMENTAL
                  POLICY                                                       INVESTMENT POLICY
 PROPOSAL 3(C): BORROWING MONEY AND
 PROPOSAL 3(D): ISSUING SENIOR SECURITIES

 The Master Portfolio may not borrow money or issue          The Master Portfolio may not borrow money or issue
 senior securities as defined in the 1940 Act, except        senior securities, except to the extent permitted
 that the Master Portfolio may borrow from banks up to       under the 1940 Act, including the rules,
 10% of the current value of its net assets for              regulations and any orders obtained thereunder.
 temporary purposes only in order to meet redemptions,
 and these borrowings may be secured by the pledge of        COMMENTARY BY THE MASTER BOARD:
 up to 10% of the current value of its net assets (but       The Master Board recommends the amended investment
 investments may not be purchased while any such             policy for improved clarity and uniformity among
 outstanding borrowing in excess of 5% of its net            each of the Master Trust's 13 master portfolios.
 assets exists).                                             This policy provides the Master Board with maximum
                                                             flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder,
                                                             regarding restrictions and on borrowing money on issuing senior securities, without incurring the costs of soliciting a
                                                             shareholder vote. The 1940 Act currently allows the Master
                                                             Portfolio to borrow up to one-third the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. To the extent the
                                                             Master Portfolio increases the amount it borrows, it would be subject to greater leverage risk, which is the risk that the increased assets available for investment would expose the
                                                             Master Portfolio to greater market risk, interest rate risk and other risks. However, the Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging)
                                                             purposes.

        CURRENT FUNDAMENTAL INVESTMENT                                       PROPOSED FUNDAMENTAL
                  POLICY                                                       INVESTMENT POLICY
PROPOSAL 3(E): LENDING

The Master Portfolio may not make loans, except that         The Master Portfolio may not make loans to other parties,
The Master Portfolio may purchase or hold debt               except to the extent permitted under the 1940 Act, including the
instruments or lend its portfolio securities in              rules, regulations and any orders obtained thereunder. For the
accordance with its investment policies, and may             purposes of this limitation, entering into repurchase
enter into repurchase agreements.                            agreements, lending securities and acquiring any
                                                             debt securities are not deemed to be the making of
                                                             loans.

                                                             COMMENTARY BY THE MASTER BOARD:
                                                             The Master Board recommends the amended investment policy for improved clarity and uniformity among each of the Master Trust's
                                                             13 master portfolios. This policy provides the Master Board with maximum flexibility with respect to future changes in the 1940
                                                             Act, including the rules, regulations and orders thereunder, regarding lending, without incurring the costs of soliciting a shareholder vote. In addition, the amended policy clarifies that lending securities and entering into repurchase transactions will not be considered a loan for purposes of the Master
                                                             Portfolio's application of this restriction. Currently, the
                                                             1940 Act and regulatory interpretations limit the percentage of the Master Portfolio's securities that may be loaned to
                                                             33 1/3% of its total assets. It is unlikely that the Master
                                                             Portfolio would lend money, except to the extent that the
                                                             purchase of debt securities or similar evidences of indebtedness, or repurchase agreements could be considered a loan. To the extent that the Master Portfolio participates in certain lending transactions, there is a risk that the Master Portfolio, as lender, could experience a delay in obtaining prompt repayment of a loan.

        CURRENT FUNDAMENTAL INVESTMENT                                       PROPOSED FUNDAMENTAL
                  POLICY                                                       INVESTMENT POLICY
PROPOSAL 3(F): UNDERWRITING

The Master Portfolio may not underwrite securities of        The Master Portfolio may not underwrite securities
other issuers, except to the extent that the purchase        of other issuers, except to the extent that the
of permitted investments directly from the issuer            purchase of permitted investments directly from
thereof or from an underwriter for an issuer and the         the issuer thereof or from an underwriter for an
later disposition of such securities in accordance           issuer and the later disposition of such
with the Master Portfolio's investment program may be        securities in accordance with a Master Portfolio's
deemed to be an underwriting; and provided further,          investment program may be deemed to be an
that the purchase by the Master Portfolio of                 underwriting; and provided further, that the
securities issued by a diversified, open-end                 purchase by the Master Portfolio of securities
management investment company, or a series thereof,          issued by an open-end management investment
with substantially the same investment objective,            company, or a series thereof, with substantially
policies and restrictions as the Master Portfolio            the same investment objective, policies and
shall not constitute an underwriting for purposes of         restrictions as the Master Portfolio shall not
this paragraph.                                              constitute an underwriting for purposes of this
                                                             paragraph.

                                                             COMMENTARY BY THE MASTER BOARD:
                                                             The Master Board recommends the amended investment
                                                             policy for improved clarity and uniformity among the
                                                             Master Trust's 13 master portfolios. In addition,
                                                             the amended policy expands the exclusion from the
                                                             underwriting restriction to include securities issued
                                                             by non-diversified, open-end management investment
                                                             companies, as well as securities issued by diversified,
                                                             open-end management investment companies. The Master
                                                             Portfolio currently does not intend to invest in
                                                             securities of non-diversified investment companies.

PROPOSAL 3(G): INVESTMENTS IN REAL ESTATE

The Master Portfolio may not purchase or sell real           The Master Portfolio may not purchase or sell real
estate or real estate limited partnerships (other            estate unless acquired as a result of ownership of
than securities secured by real estate or interests          securities or other instruments (but this shall
therein or securities issued by companies that invest        not prevent the Master Portfolio from investing in
in real estate or interests therein).                        securities or other instruments backed by real
                                                             estate or securities of companies engaged in the
                                                             real estate business).

                                                             COMMENTARY BY THE MASTER BOARD:
                                                             The Master Board recommends the amended investment
                                                             policy for improved clarity and uniformity among
                                                             the Master Trust's 13 master portfolios.

        CURRENT FUNDAMENTAL INVESTMENT                                       PROPOSED FUNDAMENTAL
                  POLICY                                                       INVESTMENT POLICY
PROPOSAL 3(H): INVESTMENTS IN COMMODITIES AND
COMMODITY CONTRACTS

The Master Portfolio may not purchase commodities or         The Master Portfolio may not purchase or sell
commodity contracts (including futures contracts),           commodities, provided that (i) currency will not
except that the Master Portfolio may purchase                be deemed to be a commodity for purposes of this
securities of an issuer which invests or deals in            restriction, (ii) this restriction does not limit
commodities or commodity contracts, and except that          the purchase or sale of futures contracts, forward
the Master Portfolios may enter into futures and             contracts or options, and (iii) this restriction
options contracts in accordance with their respective        does not limit the purchase or sale of securities
investment policies.                                         or other instruments backed by commodities or the
                                                             purchase or sale of commodities acquired as a
                                                             result of ownership of securities or other
                                                             instruments.

                                                             COMMENTARY BY THE MASTER BOARD:
                                                             The Master Board recommends the amended investment
                                                             policy for improved clarity and uniformity among
                                                             each of the Master Trust's 13 master portfolios. In
                                                             addition, the amended policy clarifies that currency
                                                             is not considered a commodity for purposes of this
                                                             restriction.

PROPOSAL 3(I):  CONVERT FUNDAMENTAL POLICIES OF
MASTER PORTFOLIO TO NON-FUNDAMENTAL POLICIES

3(I)(i):  The Master Portfolio may not make                  Convert to non-fundamental investment policies of
investments for the purpose of exercising control or         the Master Portfolio.
management; provided that the Master Portfolio may
invest all its assets in a diversified, open-end             COMMENTARY BY THE MASTER BOARD:
management investment company, or a series thereof,          Because these policies are no longer required to
with substantially the same investment objective,            be fundamental, the Master Board recommends
policies and restrictions as the Master Portfolio,           converting each of these fundamental investment
without regard to the limitations set forth in this          policies to a non-fundamental investment policy of
paragraph.                                                   the Money Market Master Portfolio.  This will give
                                                             the Master Board the flexibility to change these
                                                             investment policies in the future with only Master
3(I)(ii): The Master Portfolio may not purchase              Board approval.
securities on margin (except for short-term credits
necessary for the clearance of transactions and
except for margin payments in connection with
options, futures and options on futures) or
make short sales of securities.

     THE BOARD OF TRUSTEES OF THE MASTER TRUST RECOMMENDS A VOTE "FOR" THESE
                                    PROPOSALS

                                IV. MISCELLANEOUS

     SOLICITATION COSTS. The costs of this Request for Shareholder Instruction will be borne by the Fund.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2001. The Trust may hold special meetings of shareholders as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting can not be provided. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

RS INVESTMENT TRUST - RS MONEY MARKET FUND

                                INSTRUCTION FORM

            INSTRUCTION FORM RELATING TO MEETING OF SHAREHOLDERS OF
                           MASTER INVESTMENT PORTFOLIO
                                 ________, 2001

THIS INSTRUCTION FORM IS BEING SOLICITED BY RS INVESTMENT TRUST. WHEN THE FORM IS PROPERLY EXECUTED AND RETURNED TO THE TRUST, THE TRUST WILL VOTE IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED A NUMBER OF SHARES IN THE MASTER PORTFOLIO BEARING THE SAME RELATION TO ALL OF THE SHARES OF THE MASTER PORTFOLIO HELD BY THE FUND AS THE SHARES REPRESENTED BY THIS INSTRUCTION CARD BEAR TO THE NUMBER OF SHARES OF THE MONEY MARKET FUND OUTSTANDING AND ENTITLED TO PROVIDE INSTRUCTIONS. IF NO INSTRUCTION IS MADE ON ANY PROPOSAL, IT WILL BE CONSIDERED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSAL.

TO GIVE INSTRUCTION, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

/ / KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

            THIS INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED

1. Proposal to Elect Trustees of the Master Trust:  For All / /  Against All / /  Withhold All / / For All     TO WITHHOLD
                                                                                                   Except: / / AUTHORITY TO VOTE
   The nominees for Trustees are:  Mary G.F.                                                                   FOR ONE OR MORE OF
   Bitterman, Jack S. Euphrat, R. Greg Feltus, W.                                                              THE NOMINEES, MARK
   Rodney Hughes, Lee T. Kranefuss, Richard K.                                                                 "FOR ALL EXCEPT"
   Lyons, and Leo Soong.                                                                                       AND WRITE THE
                                                                                                               NOMINEE'S NAME ON
2. Proposal to Convert the Investment Objective of    For / /      Against / /     Abstain / /                 THE LINE BELOW.
   the Master Portfolio from Fundamental to
   Non-Fundamental

3. Proposal to Amend the Master Portfolio's           For / /      Against / /     Abstain / /
   Fundamental Investment Policies and Convert
   Certain Others to Non-Fundamental Investment
   Policies:

   3A. Proposal Concerning Industry Concentration     For / /      Against / /     Abstain / /

   3B. Proposal Concerning Diversification            For / /      Against / /     Abstain / /

   3C. Proposal Concerning Borrowing Money            For / /      Against / /     Abstain / /

   3D. Proposal Concerning Issuing Senior             For / /      Against / /     Abstain / /
       Securities

   3E. Proposal Concerning Lending                    For / /      Against / /     Abstain / /

   3F. Proposal Concerning Underwriting               For / /      Against / /     Abstain / /

   3G. Proposal Concerning Investments in Real        For / /      Against / /     Abstain / /
       Estate

   3H. Proposal Concerning Investments in             For / /      Against / /     Abstain / /
       Commodities and Commodity Contracts

   3I. Proposal to Convert Fundamental Policies       For / /      Against / /     Abstain / /
       of Master Portfolio to Non-Fundamental
       Policies

Please sign your name exactly as it appears on this form. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

----------------------------------     -------------------      ------------------------------------        ------------------
Signature [PLEASE SIGN WITHIN BOX]            Date                    Signature (Joint Owners)                     Date